SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  April 19, 2005




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
          Appointment of Principal Officers
          ----------------------------------

          (b) Robert A. Stanger, a member of Citizens Communications' board of directors since 1992, has passed away. In addition to being a member of the board, Mr. Stanger was the chairman of its compensation committee and a member of its audit committee.

          There are now 10 director nominees for election at Citizens' 2005 annual meeting of stockholders on May 26, 2005. The proxy cards released with the 2005 proxy statement remain effective and the shares represented by those proxy cards will be voted in accordance with the stockholders' instructions with respect to these 10 nominees.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Jerry Elliott
                             --------------------------
                             Jerry Elliott
                             Executive Vice President and
                             Chief Financial Officer

Date: April 21, 2005